Filed pursuant to Rule 497(e)

Registration Nos. 333- 285633; 811-24061

Emerging Markets AI MAG 3 ETF (EMAG)
Emerging Markets Memory ETF (ERAM)
Emerging Markets Semiconductor ETF (ECHP)
Emerging Markets GPU ETF (EGPU)

(each, a “Fund” and collectively, the “Funds”)

Each listed on The Nasdaq Stock Market, LLC

October 29, 2026

Supplement to the Prospectus and Statement of Additional Information (“SAI”),

each dated August 23, 2026,

as previously supplemented

Effective immediately, the section of the Prospectus entitled “Management—Investment Adviser” on page 72 and the section of the Statement of Additional Information entitled “Investment Adviser” on page 30 are hereby supplemented by adding the following disclosure immediately following the respective management fee tables:

The Adviser has voluntarily agreed to waive a portion of its unitary management fee on a temporary basis so that the unitary management fee of each Fund will not exceed 0.66% of the Fund’s average daily net assets on an annual basis (the “Voluntary Fee Waiver”).

The Adviser may discontinue the Voluntary Fee Waiver with respect to any Fund at any time in its sole discretion and without notice.

Please retain this Supplement for future reference.